UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 1, 2014

Energy XXI Ltd

(Exact name of registrant as specified in its charter)

BERMUDA	001-33628	98-0499286
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Canon’s Court, 22 Victoria Street, P.O. Box HM

1179, Hamilton HM EX, Bermuda

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (441) 295-2244

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.

UHY LLP (“UHY”) served as the independent registered public accounting firm of Energy XXI Ltd (the “Company”) for the fiscal year ended June 30, 2014. The Audit Committee of the Board of Directors of the Company (the “Audit Committee”) selected UHY to serve as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2015. In addition, the shareholders of the Company approved and ratified that appointment at the Company’s Annual General Meeting on November 14, 2014. On December 1, 2014, UHY informed the Company that its Texas practice had been acquired by BDO USA, LLP (“BDO”). As a result of this transaction, UHY resigned, effective as of December 1, 2014 (the “Resignation Date”), as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2015.

During the Company’s two most recent fiscal years, UHY’s audit reports on the Company’s consolidated financial statements did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s two most recent fiscal years and the subsequent interim period through the Resignation Date, the Company and UHY did not have any disagreements on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of UHY, would have caused UHY to make reference to the matter in its reports on the Company’s consolidated financial statements during such periods; and there were no “reportable events” as the term is described in Item 304(a)(1)(v) of Regulation S-K.

The Company has requested UHY furnish a letter addressed to the Securities and Exchange Commission, pursuant to Item 304(a)(3) of Regulation S-K, stating whether or not UHY agrees with the statements in this Current Report on Form 8-K. A copy of such letter dated December 2, 2014 is attached as Exhibit 16.1 to this Current Report on Form 8-K.

The Audit Committee recommended and approved the engagement of BDO as the successor independent registered public accounting firm, effective upon the consummation of the merger on the Resignation Date. At no time during the Company’s two most recent fiscal years and the subsequent interim period through the Resignation Date, did the Company consult with BDO regarding (i) the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report or oral advice was provided to the Company that BDO concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue or (ii) any matter that was the subject of a disagreement as defined in Item 304(a)(1)(iv) and related instructions of Regulation S-K or a “reportable event” as described in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
16.1	Letter from UHY LLP, dated December 2, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENERGY XXI LTD

	By:	/s/ Bruce W. Busmire
Bruce W. Busmire
December 4, 2014		Chief Financial Officer

Exhibit Index

Exhibit No.	Description
16.1	Letter from UHY LLP, dated December 2, 2014.